Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.(1)	:
	:	(Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF APRIL 2010

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:                                                 Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.(2)

Dated: May 26, 2010	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

(1)                        The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; Young Broadcasting Capital Corp.; Young Communications, Inc.; and Honey Bucket Films, Inc.

(2)                        All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.                                       Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  On August 16, 2009, two additional affiliates of the Debtors, Young Broadcasting Capital Corp. and Young Communications Inc., filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.                                       Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.                                       Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.                                       Foreign Currency.  The Debtors have no foreign currency transactions.

2

Therefore, all amounts are reflected in U.S. dollars.

5.                                       Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.                                       Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.                                       Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.                                       Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.                                       Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

3

Young Broadcasting, Inc.

Consolidating Income Statement

For the Month ended April 30, 2010 (1)

		09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	09-15606	09-15607
	Case #	WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	YCI	Consolidated
Operating Revenues
Local Revenue		722,761	1,048,075		1,208,348		711,465	1,130,314	959,350		1,047,709	961,304	1,247,618	89,266	1,208,446					10,334,656
National Revenue		189,017	197,648		542,218		353,553	396,288	219,039		273,741	203,137	213,072	18,474	1,623,936					4,230,122
Network Revenue		543	(930)		(72,803)		(35,326)	(38,496)	(33,914)		(27,794)	2,049	(2,251)							(208,922)
Political Revenue		26,215	13,100		49,195		185,270	9,235	28,890		23,675	119,655	180,442	11,637	161,835					809,149
Barter Revenue		10,323	34,647		10,692		7,740	10,520	10,221		7,415	7,970	5,891	805	76,205					182,429
Other Revenue		68,281	76,292		257,523		139,061	121,749	180,339		111,301	110,890	102,808	25,699	214,732	30,052				1,438,728
Total Operating Revenues		1,017,140	1,368,831		1,995,173		1,361,763	1,629,610	1,363,925		1,436,047	1,405,005	1,747,579	145,881	3,285,154	30,052				16,786,162
Commissions
Agency Commissions		103,119	141,128		263,705		175,005	247,048	171,582		158,459	172,561	212,118	15,100	402,954					2,062,778
National Rep		9,146	8,952		24,944		22,892	17,198	11,815		11,771	13,719	12,242	1,041	75,871	(209,589)
Total Commissions		112,265	150,080		288,648		197,898	264,246	183,396		170,230	186,280	224,359	16,140	478,825	(209,589)				2,062,778

Net Operating Revenues		904,875	1,218,751		1,706,525		1,163,866	1,365,364	1,180,528		1,265,817	1,218,725	1,523,220	129,741	2,806,330	239,641				14,723,383

Operating Expenses
Direct Expenses		9,676	9,206		16,220		12,226	13,843	14,685		6,721	11,974	7,728	849	30,597					133,724
Technical Expense		58,747	20,576		82,116		74,347	50,017	55,135		62,760	65,150	54,611	4,068	378,267					905,794
Program/Production Expense		59,704	47,568		62,777		39,005	51,006	62,381		39,632	58,291	72,706		105,698					598,768
Amortization of Program License Rights		34,335	21,517		101,464		84,717	123,412	85,735		26,542	74,216	34,478	1,075	308,599					896,090
News Expense		177,009	155,113		426,966		231,772	220,996	250,712		265,042	166,534	180,549	4,964	682,172					2,761,830
Sales Expense		108,256	122,177		213,547		123,170	178,083	163,485		163,779	120,536	106,203	9,799	310,975	351,910				1,971,922
General & Administrative Expense		138,168	145,662	815	242,263	815	167,339	195,327	170,625	815	204,971	133,219	188,961	13,828	556,992					2,159,801
Barter Expense		6,194	19,370		10,692		7,740	10,520	10,221		7,415	10,092	5,891	805	76,205					165,145
Total Operating Expenses		592,090	541,190	815	1,156,045	815	740,315	843,203	812,979	815	776,862	640,012	651,128	35,389	2,449,507	351,910				9,593,074

Net Operating Income		312,785	677,562	(815)	550,479	(815)	423,551	522,161	367,550	(815)	488,955	578,713	872,092	94,352	356,823	(112,269)				5,130,309
Operating Margin		34.6%	55.6%	0.0%	32.3%	0.0%	36.4%	38.2%	31.1%	0.0%	38.6%	47.5%	57.3%	72.7%	12.7%	-46.8%	0.0%	0.0%	0.0%	34.8%

Corporate Expense																	660,657			660,657
Non-Cash Compensation Paid in Common Stock																	105,825			105,825

Income Before Deprec. & Taxes		312,785	677,562	(815)	550,479	(815)	423,551	522,161	367,550	(815)	488,955	578,713	872,092	94,352	356,823	(112,269)	(766,482)			4,363,827

Deprec. & Amort. of Property & Equipment		65,454	81,954		97,898		62,240	99,926	72,783		78,177	47,146	106,734	15,755	134,048	2,337	53,234			917,687
Amort of Broadcast License & Other Intang.		22,907		20,803		29,201	16,988	1,011	89			92,978	55,271	1,430	()	274	85,081			326,034
Interest (Income)																	(1,101)			(1,101)
Interest Expense - Cash																	1,793,871			1,793,871
Other (Income)/Expense		264	893,132	(892,000)	876,056	(875,000)	5,128	528	590,528	(590,000)	(13,438)	528	12,156	528	528	2,128	3,169			14,237
Income Tax																	173,254			173,254
Total Non-Operating Expenses		88,625	975,087	(871,197)	973,954	(845,799)	84,356	101,466	663,401	(590,000)	64,739	140,653	174,161	17,713	134,576	4,739	2,107,508			3,223,982

Reorganization Costs	(2)	2,167	3,250		3,250		2,167	2,167	2,167		2,167	2,167	1,950	325	1,733	1,625	1,177,398			1,202,533

Net Income/(Loss)		$221,993	$(300,775)	$870,382	$(426,725)	$844,984	$337,027	$418,528	$(298,018)	$589,185	$422,049	$435,893	$695,982	$76,314	$220,514	$(118,634)	$(4,051,388)	$0	$0	$(62,688)

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668; 15606; 15607.
2)

Approximately $1.2 million of Reorganization Costs were recorded by YBI Corp (10645) in April. These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so. Additionally, there were approximately $25,000 of charges related to the accrual of Q2 2010 U.S. Trustee Fees that are recorded as Reorganization Costs.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

April 30, 2010

		09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672
	Case #	WLNS	KLFY	KLFYLP	LAT	WTVO	WKRN	WKRNGP	YBT	WTEN	WRIC
ASSETS
Cash		$(73,296)	$(68,232)	$0	$0	$0	$(236,586)	$0	$0	$(126,495)	$(142,043)
Accounts Receivable		1,923,291	2,418,064				3,991,236			2,096,939	3,243,817
Interest Receivable-Subsidiaries
Program License Rights -S/T		157,152	102,515				448,624			369,817	535,893
Prepaid Expenses		208,350	80,052				100,842			155,497	70,322
Total current assets		2,215,497	2,532,399				4,304,116			2,495,757	3,707,988

Property & Equipment		22,552,632	19,773,431				25,891,163			17,331,054	28,020,542
Accumulated Depreciation		(18,753,773)	(17,032,330)				(20,079,381)			(14,855,129)	(22,280,363)
Net property and equipment		3,798,858	2,741,101				5,811,782			2,475,925	5,740,178

Program License Rights-L/T
Deposits		5,275	27,703				124,144			224,363	63,532
Notes Receivable Subsidiaries
Investments										509,561
Goodwill		294,329		14,425,250							97,587
Accumulated Amortization - Goodwill		(294,329)		(6,592,586)							(17,484)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)
Going Concern		381,250	350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses	1)	10,330,810		1,804,000				7,149,168		3,556,017	27,559,349
Accum Amort - Definite Lived Intangible Assets		(8,176,934)		(5,220,956)			(208,027)	(6,098,821)		(3,519,910)	(176,933)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs	2)
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081
Post-Petition Intercompany		1,942,979	1,393,633	6,214,150			422,284	3,834,311	2,483,464	3,314,651	6,175,281
Total non-current assets		11,690,140	169,021	21,516,239	66,667		(192,480)	17,007,387	2,539,020	12,696,475	31,982,035

Total Assets		$17,704,496	$5,442,521	$21,516,239	$66,667	$0	$9,923,417	$17,007,387	$2,539,020	$17,668,157	$41,430,202

Liabilities not subject to Compromise
Accounts Payable		114,061	179,895				103,855			108,305	160,043
Accrued Expenses		282,289	227,602			804	331,574			143,331	234,489
Program License Liability		142,716	86,057				405,865			345,955	493,813
Deferred Revenue		413,705	394,907				178,924			118,053	54,340
Total Liabilities not subject to Compromise		952,771	888,461			804	1,020,219			715,644	942,685

Liabilities subject to Compromise
Accounts Payable		254,618	268,538				325,641			252,703	298,918
Program License Liabilities Subject to Compromise		109,652	57,418				180,722			227,525	503,346
Pre-Petition Accrued Interest	3)	648,117	4,515,190	134,169						170,198	134,635
Post-Petition Accrued Interest	4)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt	2)
Notes Payable Parent		36,783,094	29,157,765	33,334,012				8,685,836		31,899,172	51,150,000
Deferred Tax Liability	5)
Other Liabilities
Total Liabilities subject to Compromise		37,795,482	33,998,911	33,468,182			506,363	8,685,836		32,549,598	52,086,899

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	38,959,296	(2,636,044)	2,539,020	(6,105,135)	(15,523,638)
Other Income
Retained Earnings		(34,412,813)	(51,193,845)	4,840,537		(8,105,988)	(30,563,882)	10,957,595		(9,491,949)	3,924,256
Stockholders’ Equity		(21,043,757)	(29,444,851)	(11,951,943)	66,667	(804)	8,396,835	8,321,551	2,539,020	(15,597,084)	(11,599,383)

Total Liabilities & Equity		$17,704,496	$5,442,521	$21,516,239	$66,667	$(0)	$9,923,417	$17,007,387	$2,539,020	$17,668,157	$41,430,202

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

April 30, 2010

		09-10652	09-10655	09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664
	Case #	WATE	WATEGP	YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF
ASSETS
Cash		$(116,360)	$0	$0	$(79,267)	$(131,484)	$(315,353)	$100	$(574,441)	$(14,654)	$0
Accounts Receivable		2,426,167		55,556	2,737,931	2,090,266	2,631,228	208,333	5,248,066	165,875
Interest Receivable-Subsidiaries
Program License Rights -S/T		383,820			127,628	328,748	161,452	7,516	2,981,580
Prepaid Expenses		70,079			120,231	104,023	138,963		547,075	9,047
Total current assets		2,763,706		55,556	2,906,523	2,391,554	2,616,290	215,949	8,202,280	160,269

Property & Equipment		20,201,345			27,912,418	18,461,464	35,394,657	3,883,197	44,537,687	1,068,583
Accumulated Depreciation		(15,428,237)			(21,874,466)	(15,239,574)	(30,453,719)	(3,310,939)	(32,440,208)	(1,040,152)
Net property and equipment		4,773,108			6,037,952	3,221,890	4,940,938	572,258	12,097,479	28,430

Program License Rights-L/T									701,914
Deposits		18,000			54,450	600	19,225	4,656	116,538	10,263
Notes Receivable Subsidiaries
Investments						7,659	613,079		2,223,387	1,954,938
Goodwill		9,331			6,453		220,700	15,900
Accumulated Amortization - Goodwill		(9,331)			(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(85,928)	(8,075,475)		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern		85,928			85,928	68,942
FCC/Broadcast Licenses	1)		19,321,618		19,264,503	10,333,674	5,322,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets		(47,817)				(13,633,669)	(8,216,760)	(208,556)	(8,591,604)	(122,019)
Organizational Costs									8,591,604	122,430
Intangibles		55,831				236,342
Network Affiliation						32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges
Debt Issuance Costs	2)
Pre-Petition Intercompany		(1,695,076)	(10,595)	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)
Post-Petition Intercompany		(1,621,738)	3,911,775		5,135,441	6,264,553	9,358,025	1,247,427	(2,586,545)	(2,661,385)
Total non-current assets		(3,290,801)	15,147,323	55,556	24,830,229	34,825,982	28,866,542	2,821,028	54,577,293	(3,217,257)

Total Assets		$4,246,013	$15,147,323	$111,112	$33,774,704	$40,439,426	$36,423,770	$3,609,235	$74,877,052	$(3,028,558)

Liabilities not subject to Compromise
Accounts Payable		137,709		55,556	239,548	146,504	37,861	3,220	903,960	23,557
Accrued Expenses		189,334			244,123	159,686	324,127	56,395	6,019,896	40,698
Program License Liability		342,940			106,167	296,861	137,896	4,296	3,212,802
Deferred Revenue		40,133			664,428	921,099	1,014,979	57,466	187,521
Total Liabilities not subject to Compromise		710,116		55,556	1,254,266	1,524,150	1,514,863	121,377	10,324,179	64,255

Liabilities subject to Compromise
Accounts Payable		342,116			338,648	431,438	371,055		1,880,633	59,330
Program License Liabilities Subject to Compromise		310,374			187,332	219,075	91,318		1,526,594
Pre-Petition Accrued Interest	3)	380,946	10,558,927		(98,884)	110,812	47,008		533,712,582
Post-Petition Accrued Interest	4)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt	2)
Notes Payable Parent		16,777,582	44,572,418		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability	5)
Other Liabilities
Total Liabilities subject to Compromise		17,811,017	55,131,345		37,927,096	57,934,326	51,790,688		1,291,657,920	59,330

Common Stock
Additional Paid In Capital		11,097,732	759,231	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300
Other Income									(5,434,588)
Retained Earnings		(25,372,852)	(40,743,253)		9,057,328	(11,010,165)	(16,881,781)	3,487,859	(1,311,994,670)	(13,586,148)	(1,971,300)
Stockholders’ Equity		(14,275,120)	(39,984,022)	55,556	(5,406,657)	(19,019,049)	(16,881,781)	3,487,859	(1,227,105,047)	(3,152,143)

Total Liabilities & Equity		$4,246,013	$15,147,323	$111,112	$33,774,704	$40,439,426	$36,423,770	$3,609,235	$74,877,052	$(3,028,558)

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

April 30, 2010

		09-10657	09-10666	09-10668	09-10645	09-15606	09-15607
	Case #	KCAL	Fidelity	YBSAS	CORP	YBCC	YCI	Sub-Total	Elimination	Consolidated
ASSETS
Cash				$(1,625)	$27,054,547	$0		$25,174,812		$25,174,812
Accounts Receivable					3,622			29,240,390		29,240,390
Interest Receivable-Subsidiaries					550,313,700			550,313,700	(550,313,700)
Program License Rights -S/T								5,604,745		5,604,745
Prepaid Expenses					1,435,667			3,040,148		3,040,148
Total current assets				(1,625)	578,807,535			613,373,794	(550,313,700)	63,060,094

Property & Equipment				274,002	7,006,853			272,309,028		272,309,028
Accumulated Depreciation				(37,061)	(6,122,349)			(218,947,683)		(218,947,683)
Net property and equipment				236,941	884,504			53,361,345		53,361,345

Program License Rights-L/T								701,914		701,914
Deposits				8,000	730,032			1,406,782		1,406,782
Notes Receivable Subsidiaries					1,034,360,859	118,491,439		1,152,852,298	(1,152,852,298)
Investments								5,308,624	(1,954,938)	3,353,686
Goodwill								15,069,550		15,069,550
Accumulated Amortization - Goodwill								(6,953,606)		(6,953,606)
Accumulated Amortization - Indefinitely Lived IA								(59,280,253)		(59,280,253)
Going Concern								4,831,434		4,831,434
FCC/Broadcast Licenses	1)							203,308,325		203,308,325
Accum Amort - Definite Lived Intangible Assets								(54,222,007)		(54,222,007)
Organizational Costs								9,203,108		9,203,108
Intangibles								2,149,800		2,149,800
Network Affiliation								91,163,596		91,163,596
Accumulated Amortization - Deferred Charges					(4,841,297)			(4,841,297)		(4,841,297)
Debt Issuance Costs	2)				7,412,568			7,412,568		7,412,568
Pre-Petition Intercompany				(256,392)	166,749,014	(16,879,553)		144,925,929	(144,925,929)
Post-Petition Intercompany				27,835	(44,856,142)
Total non-current assets				(220,557)	1,159,555,034	101,611,886		1,513,036,764	(1,299,733,165)	213,303,599

Total Assets				$14,760	$1,739,247,073	$101,611,886		$2,179,771,902	$(1,850,046,864)	$329,725,038

Liabilities not subject to Compromise
Accounts Payable				907	1,770,979			3,985,959		3,985,959
Accrued Expenses				5,439	3,223,850			11,483,638		11,483,638
Program License Liability								5,575,369		5,575,369
Deferred Revenue								4,045,555		4,045,555
Total Liabilities not subject to Compromise				6,346	4,994,829			25,090,520		25,090,520

Liabilities subject to Compromise
Accounts Payable				8,414	243,386			5,075,438		5,075,438
Program License Liabilities Subject to Compromise								3,413,356		3,413,356
Pre-Petition Accrued Interest	3)				23,042,906			573,356,606	(550,313,700)	23,042,906
Post-Petition Accrued Interest	4)				27,963,633			27,963,633		27,963,633
Notes Payable - Senior bank L/T					338,125,000			338,125,000		338,125,000
Notes Payable - Senior sub-debt					484,299,000			484,299,000		484,299,000
Premiums on Subordinated Debt	2)
Notes Payable Parent								1,152,852,298	(1,152,852,298)
Deferred Tax Liability	5)				36,213,645			36,213,645		36,213,645
Other Liabilities					1,517,276			1,517,276		1,517,276
Total Liabilities subject to Compromise				8,414	911,404,846			2,622,816,252	(1,703,165,998)	919,650,254

Common Stock					19,708			73,780	(50,000)	23,780
Additional Paid In Capital					246,309,757	253,929,167		636,086,357	(233,890,063)	402,196,294
Other Income								(5,434,588)		(5,434,588)
Retained Earnings					576,517,934	(152,317,281)		(1,098,860,419)	87,059,196	(1,011,801,222)
Stockholders’ Equity					822,847,398	101,611,886		(468,134,870)	(146,880,867)	(615,015,736)

Total Liabilities & Equity				$14,760	$1,739,247,073	$101,611,886		2,179,771,902	(1,850,046,864)	329,725,038

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

(1)                    FCC broadcast licenses at YB Green Bay and YB Sioux Falls were adjusted as a result of an annual intangible valuation analysis performed for the year ended December 31, 2009.  These assets were adjusted in conjunction with YBI’s 2009 annual audit that concluded in April 2010, and therefore are not reflected in previous MORs. These adjustments do not have a cash impact.

(2)                    Pursuant to YBI’s 2009 annual audit, Deferred Issuance Costs and Bond Premium associated with the Subordinated Notes were written off as Reorganization Costs in 2009. These accounts were not adjusted until the completion of YBI’s annual audit in April 2010, and therefore are not reflected in previous MORs.  These adjustments do not have a cash impact.

(3)                    Pre-petition accrued interest includes pre-petition date interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

(4)                    Post-petition accrued interest includes post-petition date interest accrued for the Senior Secured Notes. Pursuant to YBI’s 2009 annual audit, default interest is now included in the total post-petition accrued interest calculation. This adjustment does not have a cash impact.

(5)                    Pursuant to the completion of a state income tax audit in 2010, YBI’s tax reserve was adjusted to reflect a required tax payment, resulting in a reduction of the deferred tax liability.

Young Broadcasting

Monthly Cash Flow

April 1 - 30, 2010

	YB	YB	Winnebago	YB	KLFY	YB	LAT	WATE	WKRN	YB
	Inc	Davenport	TV	GB	LP	Knox	Inc	GP	GP	LA
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653	09-10655	09-10656	09-10657

Opening Cash	$26,222,199.05	$0.00			$0.00	$0.00		$0.00	$0.00

Cash Receipts	$345,360.18	$1,046,581.55		$1,292,550.21	$892,000.00	$985,356.81		$590,000.00	$875,000.00

Cash Disbursements	$5,592,337.04	$605,459.23		$785,987.73		$1,216,355.76

InterCo	$6,631,660.18	$(441,122.32)		$(506,562.48)	$(892,000.00)	$230,998.95		$(590,000.00)	$(875,000.00)

Close Cash	$27,606,882.37	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00

Reportable Disbursements - US Trustee	$5,592,337.04	$605,459.23	$0.00	$785,987.73	$0.00	$1,216,355.76	$0.00	$0.00	$0.00	$0.00

Young Broadcasting

Monthly Cash Flow

April 1 - 30, 2010

	YBK	YBT	YB	YB	YB	AY	HBF	YB	Fid TV	YB
	Inc	Inc	SF	Louis	Sioux Falls	Inc	Inc	Nash LLC	Inc	SS
	09-10658	09-10659	09-10660	09-10661	09-10662	09-10663	09-10664	09-10665	09-10666	09-10668

Opening Cash			$0.00	$0.00	$0.00	$0.00		$0.00

Cash Receipts			$2,797,917.69	$1,131,341.16	$1,645,059.25	$6,253.54		$1,980,979.88

Cash Disbursements			$1,319,527.52	$1,310,950.18	$619,590.67	$243,375.71		$1,818,471.85		$63,455.49

InterCo			$(1,478,390.17)	$179,609.02	$(1,025,468.58)	$237,122.17		$(162,508.03)		$63,455.49

Close Cash			$0.00	$0.00	$0.00	$0.00		$(0.00)		$0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$1,319,527.52	$1,310,950.18	$619,590.67	$243,375.71	$0.00	$1,818,471.85	$0.00	$63,455.49

Young Broadcasting

Monthly Cash Flow

April 1 - 30, 2010

	YB	YB	YB	YB	YB	YB	Young
	Nash	Rap City	Lansing	Rich	Albany	Cap Corp	Comm. Inc
	09-10669	09-10670	09-10671	09-10672	09-10673	09-15606	09-15607	Total

Opening Cash			$0.00	$0.00				$26,222,199.05

Cash Receipts			$838,191.90	$1,302,240.51	$1,090,500.69			$16,819,333.37

Cash Disbursements			$521,587.83	$721,483.31	$616,067.73			$15,434,650.05

InterCo			$(316,604.07)	$(580,757.20)	$(474,432.96)			$(0.00)

Close Cash			$0.00	$0.00	$0.00			$27,606,882.37

Reportable Disbursements - US Trustee	$0.00	$0.00	$521,587.83	$721,483.31	$616,067.73	$0.00	$0.00	$15,434,650.05

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of April 2010

($ in thousands)						April Total
Week Ending	April 1-3	April 4-10	April 11-17	April 18-24	April 25-30	April 1-30

Disbursements
Salaries	—	—	2,010	—	1,675	3,685
Severance	—	—	—	—	—	—
Commissions	—	—	—	—	—	—
Payroll Taxes	—	—	973	—	770	1,742
Employee Benefit plan costs	16	558	5	171	561	1,310
Insurance, Property & Workers Comp	—	—	102	—	—	102
Property Taxes	—	37	97	—	119	253
Utilities	19	65	118	132	27	362
Travel	12	17	34	22	28	113
Syndicated Programming	411	—	—	85	802	1,298
Nielsen	—	—	—	236	5	241
News Services (all categories)	5	49	18	57	129	259
Media Buy	—	—	—	—	—	—
Maintenance and Repairs	6	50	49	88	42	235
Other Services	8	32	86	106	150	383
Capital Ex (Planned and Emergency)	22	87	64	160	123	457
Lease Payments	0	4	15	16	124	159
Other (misc. G&A and contingencies)	70	102	1,106	338	160	1,774
Dr. Phil Cure Fee	—	—	—	—	—	—
Utilities Deposits	—	—	—	—	—	—
Gray Management Fee	—	—	—	—	—	—
Due Course Professional Expenses	—	—	23	—	—	23
Total Operating Disbursements	569	1,002	4,701	1,410	4,715	12,397
Senior Credit Cash Interest Expense						—
Restructuring Professional Expenses	280	198	806	21	279	1,584
Total Disbursements	849	1,200	5,507	1,431	4,994	13,981

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.